                                                  ------------------

               [LOGO OF HANSBERGER APPEARS HERE]      HANSBERGER
                                                  ------------------
                                                    INSTITUTIONAL
                                                        SERIES
                                                  ------------------

                                           ANNUAL REPORT
                                           December 31, 1997


                                           International Fund


                                           Emerging Markets Fund

LETTER TO SHAREHOLDERS

February 15, 1998

Dear Fellow Shareholder:

  In 1997 we witnessed several significant events, some of which will have a lasting effect on global financial markets. In the Far East, the transition of power in Hong Kong finally occurred mid-year without any unanticipated surprises. This change, however, has unfortunately resulted in perceived uncertainty about Hong Kong's future. Hong Kong's economy and financial markets have subsequently suffered despite favorable long-term prospects. In Europe, next year's economic union euphorically influenced many Western European financial markets. Western European countries continued to implement changes in monetary and fiscal policy in anticipation of this union. Deregulation of industries has also resulted in noticeable secular changes including company specific rationalization efforts and the acceleration of other corporate restructuring activities including mergers and acquisitions. A political shift in power occurred in the United Kingdom, as the Labor party took control of government after many years and for the first time ever, the Bank of England was given the authority to determine monetary policy independent of the Treasury's wishes. The Sterling appreciated and the British financial markets were mixed.

  Domestic events in Latin America were relatively uneventful. This stability was generally well received by most local financial markets. The prolonged bull market in North America was also a recognized positive factor. Eastern Europe and Africa were relatively uneventful as well. The results of financial markets in these regions, however, were mixed and were oftentimes very dependent upon monetary and fiscal policies implemented by local governments. Underperforming financial markets, for example, were generally affected by austerity programs implemented to improve prospects for the future.

  The most significant event affecting global financial markets was regional economic turmoil within Asia, which continued to escalate throughout the year despite efforts of local governments to control this unavoidable chain of events. This economic debacle peaked during the fourth quarter with rapid devaluation of many Asian currencies and free-falling financial markets. The Thai, Indonesian, Malaysian and Korean markets, for example, all lost more than two-thirds of their value in US Dollar terms. The severity of the situation also had global implications. Most global financial markets were negatively affected in the final months of 1997. This sudden downturn generally erased most gains that had been accumulated by US investors with international investment mandates.

  The Asian crisis also indirectly affected Japan, which has been a disappointing market for many years. The Japanese government has not implemented necessary changes to revitalize its economy and financial markets have continued to predictably disappoint investors. The Asian crisis itself is probably due in part to Japan's actions in earlier years and the government's inability to correct a closed and protected economy. The state of the banking system and a weak Japanese currency vis-a-vis non-Asian currencies have exacerbated the problem along with the evolution of a democratic government that remains in transition. Inaction was expected in 1997 and inaction occurred.

  Despite already high valuations, the US stock market, continued to rise to lofty levels. US investors generally fared better in the US markets rather than abroad because of Asian turmoil and a generally stronger dollar. The US Dollar was particularly strong vis-a-vis the Canadian Dollar, which is testing historic lows.

  Looking forward to 1998, it remains difficult to assess developments in global financial markets, given increased uncertainty due to the Asian crisis and investor fears regarding the possibility of a global economic slowdown and possible deflation. We remain undaunted despite these uncertainties and the difficult year that was experienced by international investors in 1997. Our view, as always, is to maintain a longer-term perspective and view current market volatility in global markets as a period of opportunity provided long-term prospects remain favorable for investments that are being considered for the Funds.

  Our investment ideas are a residual of our fundamental investment process which draws from the resources of two dozen analysts who collectively have responsibilities for seeking investment opportunities in 26 global industries and 62 stock markets. Their best ideas, which are reviewed by the entire team, are placed on our selective Value List, which is the universe that we use to construct portfolios. The "Value" List is essentially a summary of where we are finding value today in anticipation of future returns for our investors.

  Overall, global market valuations range significantly from overvalued to very undervalued. This disparity has continued to widen for the past several years and we believe the differences today have not been seen in many years. It remains difficult for us to find value in the United States for funds with global mandates. Our North American weighting in our global portfolios has been historically low and we do not see an opportunity in the near term to identify more US ideas without a market correction. Therefore, it remains much easier for us at this point in time to find investment ideas outside of North America.

  In the international arena, we continue to find opportunities in the emerging markets. However, we remain cognizant that an undervalued opportunity may become more undervalued in the near-term, particularly during periods when the "madness of crowds" reacts without rationality. Despite fears of "doom and gloom" in the Far East, we continue to focus on shares that have strong underlying fundamentals but have depressed prices because of "guilt by association." We believe there are always good shares to find in difficult and volatile markets. Looking forward, many of these shares offer significant potential for appreciation for patient investors. In Latin America, the abundance of ideas has subsided with many of these markets having been good performers over the past several years. Eastern Europe, however, continues to be a source of new ideas, particularly in troubled and overlooked markets including the Czech and Slovakian markets which are now showing initial signs of improvement. The Russian Republic also offers opportunity, provided that all ideas are "risk adjusted" and thoroughly analyzed. We continue to expand our efforts in Africa where we believe prospects in South Africa may also be interesting.

  In developed markets, we have historically favored shares in Western European markets, but our opportunities are becoming more limited as these markets have continued to move ahead, especially larger capitalization issues. Analysts' recommendations are now primarily limited to only a few of these markets, including the United Kingdom and Italy. Elsewhere, our exposure to the Japanese market remains low, but it is growing, as it becomes more apparent that change must occur and probably will occur over the next several years. These changes include a cleanup of the banking system, corporate tax reform, on-going deregulation of industries; announcements of share repurchase programs and options program, and LBO, MBO and M&A activity. Company managers are also becoming more aware of the importance of proper balance sheet management and how to add value for shareholders.

  There are also no significant trends in our global industry exposure. Financial services, however, are always an important component of our work and the focus has shifted from markets that have been good performers to those that are currently overlooked. Our current research findings also indicate that earnings growth is now slowing in many industries. It is for this reason that many of our recommendations are focused on investment opportunities, which have more predictable earnings with limited risk. The continuous trend of consolidation and cost-cutting is also a significant theme and to a certain extent we are investing in cyclical issues which believe have overly discounted earnings disappointments attributed to falling industry cycles.

  We anticipate that the US Dollar will remain stable or devalue vis-a-vis currencies in Western Europe and Japan over the next several years. Additionally, many Asian currencies may now be marginally undervalued given excessive pessimism. These expectations are factored into our analysis of investments on a case by case basis. We have not typically engaged in currency hedging of portfolios.

  Overall, we are satisfied with the quality of our ideas and remain confident that our long-term perspective and patience will be rewarded. The international investing environment and results for the Funds in their first year have been difficult. However, we are very enthusiastic about future prospects and the current positioning of the Funds, which are now fully invested and well, diversified. Our primary mission is to work as diligently and as effectively as we can to add value for our investors. Thank you for your continued support.

                                      For the Hansberger Institutional Series
                                      James E. Chaney
                                      Chief Investment Officer
                                      Hansberger Global Investors, Inc.

                          PORTFOLIO MANAGEMENT REVIEW

                              INTERNATIONAL FUND

MARKETS

  1997 started off as a good year for most financial markets. As the year progressed and the troubles in Asia became more apparent, global financial markets pursued very divergent paths. The MSCI US Index (in US$) appreciated 34.1% while the MSCI Japan Index (in US$) slumped 23.5%. Among the emerging markets, the MSCI Turkey Index (in US$) appreciated 118.1% while the MSCI Thailand Index (in US$) lost 76.8%! During this period, most markets with strong relative performance in recent years continued to outperform. Meanwhile, markets with poor relative performance in recent years continued to underperform. We believe that this development has also resulted in significant dispersions in valuations, with some markets being overvalued and some markets being very undervalued.

  In addition to the Asian crisis which negatively affected local returns for many global stock markets, a stronger US dollar also had a negative translation effect for US domiciled international funds. It is estimated that the impact of US dollar strength for most international funds domiciled in the US that were unhedged, including your fund, was significant and generally resulted in translation losses of at least 10% for the year.

FUND PERFORMANCE

  The fund's annual total return for the year ended December 31, 1997, was - 1.46% versus the MSCI EAFE annual return of 2.06%. This result is primarily attributed to several factors, one of which we believe properly positions the fund for future opportunities. More specifically, the fund remains invested in emerging markets stocks with meaningful exposure to the Far East and Eastern Europe where we think the future potential to add value for our investors could be significant despite disappointments in 1997 and uncertainty in 1998. The emerging markets exposure will remain limited and should not typically exceed 20-25% of total Fund assets to suit diversification and risk considerations. Alternatively, your fund was prudently overweighted in Europe and underweighted in Japan.

  The fund's current policy to remain unhedged was also a drag on performance as was the fund's policy to remain as fully invested as possible. It was a unique year where many overseas investments in US dollar terms underperformed US T-Bills. Nevertheless, we believe that these policies are correct and consistent with our long-term focus. However, there will be periods such as last year when these policies will not add value in the near-term.

  During this period of volatile market performance, your fund benefited from being well diversified among 40 markets. Your Fund's low turnover is also a positive factor and is indicative of our investment style.

INVESTMENT OUTLOOK

  Although 1997 was a difficult year for your fund, we remain very confident and optimistic about its future potential. We remain committed to the emerging markets, particularly the Far East and Eastern Europe. We also envision that the Fund's weighting in developed Asian markets including Singapore and Japan will rise as we continue to find opportunities. Alternatively, if Western European markets continue to appreciate, it is also probable that the fund's weighting will fall as holdings are divested and fewer ideas are recommended by our analysts.

  Overall, we remain unduanted by the current turmoil in the Far East and view market uncertainty with enthusiasm. We believe that attractive investment opportunities are often found during periods of despondency. These opportunities oftentimes require patience before rewards come to fruition. We will, as always, maintain our fundamental value-oriented approach to investing and will continue our diligent efforts to add value for your fund.

                                      For the International Fund Team
                                      James E. Chaney
                                      Chief Investment Officer
                                      Hansberger Global Investors, Inc.

                    Change in value of a $10,000 Investment
             in Hansberger International Fund vs. MSCI EAFE Index
                               1/1/97 - 12/31/97


                           [LINE GRAPH APPEARS HERE]

Date         Hansberger International Fund       MSCI EAFE Index
----         -----------------------------       ---------------
12/30/96               10,000                         10,000
01/31/97               10,178                          9,652
02/28/97               10,366                          9,813
03/31/97               10,247                          9,851
04/30/97               10,326                          9,905
05/31/97               10,642                         10,562
06/30/97               11,087                         11,136
07/31/97               11,413                         11,319
08/31/97               10,694                         10,476
09/30/97               11,354                         11,065
10/31/97               10,375                         10,217
11/30/97                9,881                         10,115
12/31/97                9,854                         10,206


This graph compares the Fund's performance with the MCSI Europe Australia Far East ("EAFE") Index, a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the index include reinvestment of all dividends and capital gains. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

                          PORTFOLIO MANAGEMENT REVIEW

                             EMERGING MARKETS FUND

PORTFOLIO REVIEW

  We are pleased to present the annual report of the Hansberger Institutional Series Emerging Markets Fund. At year-end, your portfolio was invested in 30 countries around the world.

  A detailed schedule of securities held in the portfolio is listed later in this report (see Portfolio of Investments beginning on page 11). We believe that this portfolio which includes holdings in many world class companies, operating in dynamic emerging economies, is structured to fully participate in the continuing growth of the global economic community.

GLOBAL EMERGING MARKET REVIEW

  Emerging equity markets generated mixed performance in 1997. While the United States and other developed markets continued their good performance of recent years, emerging markets around the world continued to show excess volatility, as they were rattled by the events that developed in Asia during the second half of the year. All countries in Asia and Eastern Europe posted negative performance in 1997, with the exception of Russia and Hungary, which were two of the best three performers in the emerging markets. Despite the significant loss of value experienced in the second half of the year, Latin America was able to buck the trend and finish the year on a positive note.

  The fourth quarter of 1997 observed the start of some of the worst economic downturns in recent memory for many Asian economies. Although the problems in each country are varied and disparate, the spark that started the crisis in each country was a sudden loss in confidence in the value of local currencies. More fundamentally, the countries woes tended to be based on an over-reliance on cheap foreign capital--foreign debt for Indonesia and Korea, foreign equity for Malaysia, and both for Thailand. In Indonesia and Korea, plummeting exchange rates reeked havoc with balance sheets over-weighted with US dollar denominated debt--making some companies instantly insolvent. In Malaysia, the falling local currency and erratic responses by national leaders caused equity markets to collapse. As the country was relying on ever-rising equity markets to finance huge and grandiose investment projects, falling markets mandated a sudden and painful re-ordering of economic priorities.

  Eastern Europe started the year on solid ground but was hit hard in the second half; not only by the Asian crisis but also by natural disasters that affected several of the countries in the region. Poland and the Czech Republic were affected by a major flood in July-August 1997. This caused massive disruption in manufacturing areas and forced the shut down of many facilities for about a month; others are still under reconstruction. Real GDP growth of countries fell to a range between 3% and 6% due to this damage (down from an expected 5% to 7% prior to the flooding).

  Currencies and political events were also important factors in 1997. At the same time that some of the Asian currencies came under attack, the Czech Koruna was targeted and had to be devalued twice in May for 10% and another 6% in July. Polish elections and their effect on the reshuffling of political power affected this market. Most Eastern European countries continued on an active privatization policy, which allowed more industrial companies to be floated in the market. In addition, stock markets in the region continue to improve their regulatory efforts and increase transparency. As a result, Russia and Slovakia were included in MSCI Emerging Markets Free Index in November 1997. Russia had its first year of positive economic growth of 0.4% in six years.

  Latin American markets posted fair results in 1997, although they did not escape the effects of the Asian crisis. After a very good first half supported by strong economic growth in Argentina and Mexico and privatization expectations in Brazil, exogenous factors caused the larger markets to drop significantly from their pre-summer highs. Argentina and Brazil were hit first on fears of devaluations, given their resilient current accounts deficits and perceived strong currencies. The other countries were also targeted later on as profit taking spread throughout the region.

  Because of these disruptions in the market place, a careful, systematic investor is able to find great bargains among undervalued securities. Some fine companies, many outstanding by any international measure, are now trading at very inexpensive prices, especially when viewed in US dollar terms. Further, in response to this currency crisis, many governments are enacting legislation that will structurally change their economies, increasing their long-run competitiveness. For example, in Asia, Malaysia has recently announced many draconian measures to ensure that its economy does not slide further, while Korea is under the supervision of the IMF and its program of tight controls. In Latin America, Brazil is stepping up its efforts on the fiscal side, and in Eastern Europe, the Czech Republic is establishing clear market supervision and privatizing banks. These changes, if maintained and backed up by further liberalization and reform, have the potential to usher in a new age of prosperity for many of these economies. In times of deep and significant change like the present, an investor must be especially vigilant and careful when selecting companies to hold. But, for those with the experience and patience to ensure a thorough understanding of companies and industries, this turmoil presents an extremely rare investment opportunity.

  To capitalize on this opportunity, analysts from our various offices proceeded to visit the companies we hold and prospective ideas in Thailand, Malaysia, India, Indonesia, Korea, Brazil, Chile, Poland, Russia and other Eastern Bloc countries during the second half of the year. As a result of these visits, we eliminated some stocks from our portfolios which became over-leveraged or insufficiently competitive due to the changes in exchange rates. On the other hand, we found companies that will thrive as governments and companies restructure. Shares of some fine companies were trading at less than two times prospective earnings per share, and we added them to our portfolios.

INVESTMENT OUTLOOK

  The negative reaction by all stock markets to the problems that arose in Asia underscores the globalization of the world's economies. Not knowing immediately the impact the projected drop in demand from Asia public and private consumers would have in companies in developed nations, investors dumped stocks regardless of their address during the final quarter of the year. We have spent a great deal of time over the last months sifting through some of the more extreme views on the future of the world's economies to focus on which stocks will benefit during this time of instability.

  During this period, we have been able to increase our weighting in cyclical stocks. Quite correctly, the markets have assumed that exports coming out of Asia will increase and global prices decrease for many chemicals, forest products and metals. The stock prices of many companies producing these goods have dropped accordingly. We are selectively buying those, which have a competitive advantage due to location, productivity or cheap access to raw materials and that will benefit relative to their competitors in this environment. In addition, we are looking at exporters that record their sales in US dollars but record costs in local currencies and that we believe will have a dominant role in their industries globally. We added to defensive stocks such as healthcare companies and utilities, the demand for whose products will only decrease slightly but whose stock prices are severely discounted from where they were at the beginning of the year. And finally we bought consolidators, companies with strong domestic franchises, sufficient cash flow to buy their competitors for pennies on the dollar that will be even stronger than before as these countries rebound.

  Throughout this rather wild investment environment in 1997, we have remained true to our investment discipline. We bought stocks in countries and industries abandoned by other investors and in markets others fear to enter. Contrary to other investment organizations, we have not and will not try to time individual markets or the market place in general. To this end, and to remain consistent with our client's objectives, our portfolios remain fully invested. We have continued to develop our worldwide research organization in an effort to take advantage of opportunities, regardless of their geographic location and we look eagerly towards 1998. We truly believe our investment philosophy executed by our experienced and diverse research team will enable us to generate superior performance in these very unsettling times. We appreciate your confidence in Hansberger Global Investors and look forward to serving you in the New Year.

                                      For the Emerging Markets Fund Team
                                      Thomas L. Hansberger, CFA
                                      Chairman
                                      Hansberger Global Investors, Inc.

                    Change in value of a $10,000 Investment
   in Hansberger Emerging Markets Fund vs. MSCI Emerging Markets Free Index
                               1/1/97 - 12/31/97

                          [LINE GRAPH APPEARS HERE]

                  Hansberger Emerging        MSCI Emerging Markets
  Date               Markets Fund                 Free Index
--------             ------------                 ----------
12/30/96                10,000                      10,000
 1/31/97                10,375                      10,682
 2/28/97                10,623                      11,140
 3/31/97                10,356                      10,847
 4/30/97                10,375                      10,866
 5/31/97                10,603                      11,177
 6/30/97                11,215                      11,775
 7/31/97                11,947                      11,951
 8/31/97                11,334                      10,430
 9/30/97                11,483                      10,719
10/31/97                 9,753                       8,960
11/30/97                 8,647                       8,633
12/31/97                 8,469                       8,841


This graph compares the Fund's performance with the MCSI Emerging Markets Free Index, a broad-based unmanaged index that represents the general performance of equity markets in developing markets. Total returns for the Fund and the index include reinvestment of all dividends and capitalizations. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

 INTERNATIONAL FUND

 Portfolio of Investments
 December 31, 1997

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common Stocks--91.2%
            ARGENTINA - 1.2%
    125,000 Mirgor S.A. ADR(a,c)..................................  $    437,500
     40,000 Mirgor S.A. ADR(a)....................................       140,000
     33,000 Telefonica de Argentina S.A. ADR......................     1,229,250
     39,000 Transportadora de Gas del Sur, S.A. ADR...............       436,313
                                                                    ------------
                                                                       2,243,063
                                                                    ------------
            AUSTRALIA - 2.6%
    146,491 Broken Hill Proprietary Co. ..........................     1,359,897
  1,106,979 Burns, Philip & Company Ltd. .........................       173,074
    105,000 Coles Myer Ltd. ......................................       504,124
    440,000 Gio Australia Holdings Ltd. ..........................     1,124,478
    122,077 National Australia Bank Ltd. .........................     1,704,262
                                                                    ------------
                                                                       4,865,835
                                                                    ------------
            AUSTRIA - 0.4%
     12,000 Boehler-Uddeholm AG...................................       703,479
                                                                    ------------
            BRAZIL - 1.3%
     26,500 Aracruz Celulose S.A. ADR.............................       380,938
     24,000 Elevadores Atlas S.A. ................................       290,310
    627,000 Rhodia-Ster S.A. GDR(a,c).............................       705,375
     72,000 Rhodia-Ster S.A. GDR(a)...............................        81,000
      8,000 Telebras ADR..........................................       931,500
                                                                    ------------
                                                                       2,389,123
                                                                    ------------
            CANADA - 1.7%
    124,000 Moore Corp. Ltd. .....................................     1,875,500
    140,000 Noranda Forest, Inc. .................................       759,033
    129,400 Primex Forest Products Ltd. ..........................       552,198
                                                                    ------------
                                                                       3,186,731
                                                                    ------------
            CHILE - 0.5%
     48,000 Empresa Nacional Electricidad S.A. ADR................       849,000
                                                                    ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            CHINA - 0.7%
  2,846,000 Harbin Power Equipment Co., Ltd., Class H.............  $    345,237
  1,500,000 Jinwei Textile Machinery Co., Ltd., Class H...........       147,116
    117,000 Shandong Huaneng Power Co., Ltd. ADR..................       804,375
                                                                    ------------
                                                                       1,296,728
                                                                    ------------
            COLOMBIA - 0.4%
     34,000 Banco Ganadero S.A. ADR...............................       816,000
                                                                    ------------
            CZECH REPUBLIC - 2.4%
     84,000 Komercni Banka A.S. GDR (a,c).........................     1,008,000
     50,000 Komercni Banka A.S. ADR...............................       600,000
     10,000 SPT Telekom A.S.(a)...................................     1,069,210
     53,900 Skoda Plzen A.S.(a)...................................       953,238
     72,887 Zivnobanka-Investicni Fond............................       848,821
                                                                    ------------
                                                                       4,479,269
                                                                    ------------
            DENMARK - 2.2%
     29,000 Tele Danmark A/S, Class B.............................     1,798,771
     30,500 Unidanmark A/S, Class A (Registered)..................     2,239,014
                                                                    ------------
                                                                       4,037,785
                                                                    ------------
            FINLAND - 1.3%
     98,000 Kemira Oy.............................................       925,894
    148,500 Merita Ltd., Class A..................................       811,840
     98,000 Metsa-Serla Oy,
             Class B..............................................       764,087
                                                                    ------------
                                                                       2,501,821
                                                                    ------------
            FRANCE - 5.3%
     25,500 AXA-UAP...............................................     1,973,142
     15,002 Bail Investissement...................................     1,991,625
     45,512 Banque Nationale de Paris.............................     2,419,089
     18,500 Elf Aquitaine S.A. ...................................     2,151,699
     27,000 SCOR S.A. ............................................     1,291,119
                                                                    ------------
                                                                       9,826,674
                                                                    ------------
            GERMANY - 3.0%
     57,000 Bilfinger & Berger Bau AG.............................     1,799,717

 Portfolio of Investments
 December 31, 1997

The accompanying notes are an integral part of the financial statements.

                                                                     Value
   Shares                                                          (Note A1)
------------------------------------------------------------------------------

            Common Stocks (continued)
            GERMANY (CONTINUED)
     17,000 Gildemeister AG(a)..................................  $    916,645
     20,000 Tarkett AG..........................................       450,263
      4,300 Viag AG.............................................     2,354,429
                                                                  ------------
                                                                     5,521,054
                                                                  ------------
            HONG KONG - 5.9%
  3,000,000 Cafe De Coral Holdings Ltd. ........................       654,278
    179,000 Cheung Kong Holdings Ltd. ..........................     1,172,313
  1,900,000 Giordano International Ltd. ........................       655,891
    425,000 Guoco Group Ltd. ...................................     1,039,328
    295,000 Hutchison Whampoa Ltd. .............................     1,850,174
    298,876 Jardine Matheson Holdings Ltd. .....................     1,524,267
    347,351 Jardine Strategic Holdings Ltd. ....................       917,008
  5,624,000 Pacific Ports Co., Ltd.(a)..........................     1,030,595
  1,820,000 Swire Pacific Ltd., Class B.........................     1,843,722
    920,000 Tai Cheung Holdings Ltd. ...........................       365,079
                                                                  ------------
                                                                    11,052,655
                                                                  ------------
            INDIA - 0.8%
    510,000 Crompton Greaves GDR(c).............................       816,000
    189,000 India Cements Ltd. GDR(c)...........................       250,425
     40,000 India Cements Ltd. GDR..............................        53,000
    145,000 Indian Aluminum Company Ltd. GDR(c).................       290,000
                                                                  ------------
                                                                     1,409,425
                                                                  ------------
            INDONESIA - 0.8%
  1,595,000 PT Indah Kiat Pulp & Paper Corp. ...................       282,750
    120,000 PT Indah Kiat Pulp & Paper Corp., Warrants expiring
             7/11/02(a).........................................         4,691
    620,000 PT Indosat .........................................     1,149,818
                                                                  ------------
                                                                     1,437,259
                                                                  ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            ISRAEL - 0.5%
     40,000 Koor Industries Ltd. ADR..............................  $    877,500
                                                                    ------------
            ITALY - 3.4%
    840,000 Ansaldo Transporti S.p.A.(a)..........................     1,172,866
    600,000 Banca Commerciale Italiana............................     2,085,924
     90,000 Burgo (Cartiere) S.p.A. ..............................       538,016
    240,000 Edison S.p.A. ........................................     1,451,668
    261,625 Telecom Italia S.p.A(a)...............................     1,153,575
                                                                    ------------
                                                                       6,402,049
                                                                    ------------
            JAPAN - 5.3%
     35,000 Aoyama Trading Co., Ltd. .............................       625,024
    207,000 Ataka Construction & Engineering......................       652,056
     47,000 Chudenko Corp. .......................................     1,026,633
    235,000 Daito Trust Construction Co. .........................     1,435,486
    183,000 Daiwa Securities Co., Ltd. ...........................       631,155
    360,000 Dowa Fire & Marine Insurance Co. .....................     1,073,309
    229,000 Kyudenko Co., Ltd. ...................................     1,156,628
    648,000 Marubeni Corp. .......................................     1,137,321
    305,000 Nippon Fire & Marine Insurance Co. ...................     1,143,093
     46,000 Yamanouchi Pharmaceutical Co., Ltd. ..................       987,162
                                                                    ------------
                                                                       9,867,867
                                                                    ------------
            MALAYSIA - 0.9%
    600,000 Malakoff Bhd..........................................     1,249,518
    550,000 Road Builder (M) Holdings Bhd.........................       353,516
    450,000 Tractors Malaysia Holdings Bhd........................       148,091
                                                                    ------------
                                                                       1,751,125
                                                                    ------------
            MEXICO - 2.3%
    150,000 Elamex S.A. de C.V.(a)................................     1,125,000
  1,745,000 Grupo Herdez S.A., Series B...........................     1,472,208
     30,500 Nacional Financiera...................................     1,696,563
                                                                    ------------
                                                                       4,293,771
                                                                    ------------

 Portfolio of Investments
 December 31, 1997

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------
            Common Stocks (continued)
            NETHERLANDS - 2.6%
     42,856 Ahrend N.V. ..........................................  $  1,346,350
     61,000 European Vinyls Corp. International N.V. .............     1,353,784
     20,500 Eriks Holdings N.V. ..................................     1,339,605
     30,290 Koninklijke Pakhoed N.V. .............................       873,901
                                                                    ------------
                                                                       4,913,640
                                                                    ------------
            NEW ZEALAND - 1.7%
    580,000 Air New Zealand Ltd., Class B.........................     1,161,879
  2,820,000 Brierley Investments Ltd. ............................     2,014,040
                                                                    ------------
                                                                       3,175,919
                                                                    ------------
            NORWAY - 2.8%
    107,000 Fokus Banken ASA......................................       992,377
     38,000 Kvaerner ASA..........................................     1,934,523
     56,000 Sparebanken NOR.......................................     1,994,097
     26,570 Unitor ASA............................................       323,770
                                                                    ------------
                                                                       5,244,767
                                                                    ------------
            PAKISTAN - 0.4%
      5,700 Pakistan Telecom Ltd. GDR.............................       422,261
      5,200 Pakistan Telecom Ltd. GDR(c)..........................       392,913
                                                                    ------------
                                                                         815,174
                                                                    ------------
            PERU - 0.4%
     85,000 Banco Wiese ADR.......................................       425,000
     28,000 Southern Peru Copper Corp. ...........................       374,500
                                                                    ------------
                                                                         799,500
                                                                    ------------
            PHILIPPINES - 0.4%
    185,000 Philippine National Bank(a)...........................       406,543
  2,350,000 Pilipino Telephone Corp.(a)...........................       261,111
                                                                    ------------
                                                                         667,654
                                                                    ------------
            POLAND - 0.7%
     65,000 Bank Rozwoju Eksportu S.A. ...........................     1,346,099
                                                                    ------------
            PORTUGAL - 1.8%
     97,500 Banco Totta & Acores S.A., Class B....................     1,914,507
     37,500 Electricidade de Portugal, S.A. ADR(a)................     1,453,125
                                                                    ------------
                                                                       3,367,632
                                                                    ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            RUSSIA - 3.4%
 11,925,600 Aviastar(a)...........................................  $    289,195
     19,000 Chelyabinsk Metal(a)..................................       380,000
     11,500 Lukoil Oil Co. ADR....................................     1,055,988
  2,237,300 Novorossiysk Sea Shipping(a)..........................       671,190
     19,000 Oskolcement(a,b)......................................     1,083,000
    320,000 Rostelekom(a).........................................     1,136,000
     59,000 Surgutneftegaz ADR....................................       605,045
  3,700,000 Unified Energy Systems(a).............................     1,110,000
                                                                    ------------
                                                                       6,330,418
                                                                    ------------
            SINGAPORE - 0.9%
    370,000 City Developments Ltd. ...............................     1,716,325
                                                                    ------------
            SLOVAKIA - 1.7%
     25,500 Nafta Gbely A.S. .....................................       967,153
     44,000 Slovakofarma A.S. GDR(a,c)............................       367,400
     95,000 VSZ A.S. .............................................     1,843,710
                                                                    ------------
                                                                       3,178,263
                                                                    ------------
            SLOVENIA - 0.8%
     72,000 SKB Banka GDR(c)......................................     1,278,000
     15,000 SKB Banka GDR.........................................       266,250
                                                                    ------------
                                                                       1,544,250
                                                                    ------------
            SOUTH AFRICA - 1.5%
    555,000 Murray & Roberts Holdings Ltd. .......................       838,231
     57,000 Sappi Ltd. ...........................................       286,962
     49,000 Southvaal Holdings Ltd. ..............................       755,163
     20,000 Standard Bank Investment Ltd. ........................       879,482
                                                                    ------------
                                                                       2,759,838
                                                                    ------------
            SOUTH KOREA - 2.0%
    449,997 Cho Hung Bank Co. Ltd. ...............................       918,578
     27,000 Hyundai Motor Co. Ltd. ...............................       297,876
    215,000 Korea Fund, Inc.(a)...................................     1,424,375
     99,000 Korean Investment Fund, Inc.(a).......................       365,063
     17,000 Pohang Iron & Steel Co. (b)...........................       481,070
     25,000 Shinsegae Department Store Co. .......................       184,366
                                                                    ------------
                                                                       3,671,328
                                                                    ------------

 Portfolio of Investments
 December 31, 1997

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------
            Common Stocks (continued)
            SPAIN - 5.8%
     27,000 Banco Pastor S.A. ....................................   $ 2,277,322
     60,000 Cortfefiel S.A. ......................................     1,205,120
     25,000 Gas Y Electridad, S.A. ...............................     1,805,054
    165,000 Iberdrola S.A. .......................................     2,171,480
     44,000 Repsol S.A. ..........................................     1,877,256
     54,000 Telefonica de Espana S.A. ............................     1,541,844
                                                                    ------------
                                                                      10,878,076
                                                                    ------------
            SWEDEN - 2.0%
    211,000 ABB AB, B Shares......................................     2,484,729
     73,000 Getinge Industrier AB, Class B........................     1,158,453
                                                                    ------------
                                                                       3,643,182
                                                                    ------------
            SWITZERLAND - 2.6%
      1,050 Baloise Holdings (Registered)(a)......................     1,943,273
        775 Julius Baer Holding AG, Class B.......................     1,438,035
        920 Novartis AG, (Registered).............................     1,492,913
                                                                    ------------
                                                                       4,874,221
                                                                    ------------
            THAILAND - 2.0%
    481,100 Bankok Bank Public Co. Ltd. 12/31/98 SEC..............     1,199,003
    335,000 Land & House Public Co. Ltd. (Foreign)................        66,792
    444,500 Pharta Thanakit Public Company Ltd. (Foreign).........       246,944
    100,000 Siam Cement Public Company Ltd. (Foreign).............       789,200
        211 Thai International Fund GDR(a)........................     1,503,375
                                                                    ------------
                                                                       3,805,314
                                                                    ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            UNITED KINGDOM - 14.8%
  3,028,000 Albert Fisher Group plc...............................  $  1,791,333
    847,080 BICC plc..............................................     2,422,098
    244,000 British Telecommunications plc........................     1,918,624
    633,000 BTR plc...............................................     1,913,989
  1,137,237 Coats Viyella plc.....................................     1,700,631
    761,043 Hillsdown Holdings plc................................     1,850,925
    570,000 House of Fraser plc...................................     1,882,734
    124,581 Hyder plc.............................................     1,981,733
    288,639 J Sainsbury plc.......................................     2,414,298
    131,878 National Westminster Bank plc.........................     2,193,163
    150,000 Powergen plc..........................................     1,952,246
    116,000 Reckit & Colman plc...................................     1,820,453
    600,000 Rolls-Royce plc.......................................     2,317,059
    479,000 Waste Management International plc(a).................     1,385,371
                                                                    ------------
                                                                      27,544,657
                                                                    ------------
            TOTAL -- COMMON STOCKS
             (Cost $191,391,535)..................................   170,084,470
                                                                    ------------
            Preferred Stocks - 1.5%
            AUSTRIA - 1.0%
     13,000 Bank Austria AG.......................................       617,504
     29,316 Bank Austria AG (New)(a)..............................     1,322,893
                                                                    ------------
                                                                       1,940,397
                                                                    ------------
            NETHERLANDS - 0.5%
     18,000 Ballast Nedam N.V.....................................       932,113
                                                                    ------------
            TOTAL -- PREFERRED STOCKS
             (Cost $2,447,430)....................................     2,872,510
                                                                    ------------

 Portfolio of Investments
 December 31, 1997

The accompanying notes are an integral part of the financial statements.

   Face
  Amount                     Maturity  Discount                        Value
  (000)                         Date    Rate                         (Note A1)
--------------------------------------------------------------------------------
          Government Obligations - 6.7%
          U.S. TREASURY BILLS - 6.7%
 $    845  1/02/98,  4.92%........................................  $    845,000
    2,063  1/08/98,  4.97%........................................     2,061,004
      202  1/15/98,  4.92%........................................       201,614
    7,150  1/22/98,  4.97%........................................     7,129,252
      423  2/12/98,  5.15%........................................       420,572
      133  2/19/98,  5.09%........................................       132,078
    1,530  3/19/98,  5.28%........................................     1,513,398
      141  3/26/98,  5.16%........................................       139,339
                                                                    ------------
          TOTAL -- GOVERNMENT OBLIGATIONS
           (Cost $12,441,450).....................................    12,442,257
                                                                    ------------
          TOTAL INVESTMENTS --99.4%
           (Cost $206,280,415)....................................   185,399,237
          Other Assets and Liabilities (Net) -- 0.6% .............     1,159,618
                                                                    ------------
          NET ASSETS -- 100%......................................  $186,558,855
                                                                    ============

 (a) Non-income producing securities.
 (b) Fair valued securities - See Note A-1. Total market value of fair valued securities owned at December 31, 1997 was $1,564,070 or .8% of net assets.
 (c) 144A Security - Certain conditions for public sale may exist.
ADR American Depositary Receipt.
GDR Global Depositary Receipt.
SEC Share Entitlement Certificate.
                             SECTOR DIVERSIFICATION

                                                             % of
                                                             Net      Market
                                                            Assets    Value
-------------------------------------------------------------------------------
Capital Goods..............................................  10.3  $ 19,143,790
Consumer Goods.............................................   7.3    13,638,156
Diversified Operations.....................................  10.1    18,813,995
Energy.....................................................  11.1    20,672,134
Finance....................................................  28.7    53,573,548
Gold Mines.................................................   0.4       755,163
Materials..................................................   7.5    14,084,001
Services...................................................  17.3    32,276,193
Government Obligations.....................................   6.7    12,442,257
                                                            -----  ------------
  Total Investments........................................  99.4  $185,399,237
Other Assets and Liabilities (Net).........................   0.6     1,159,618
                                                            -----  ------------
  Net Assets............................................... 100.0  $186,558,855
                                                            =====  ============

 EMERGING MARKETS FUND

 Portfolio of Investments
 December 31, 1997

The accompanying notes are an integral part of the financial statements.

                                                                      Value
   Shares                                                           (Note A1)
------------------------------------------------------------------------------
            Common Stocks - 96.2%
            ARGENTINA - 4.7%
     35,099 Banco Rio De La Plata ADR(a).........................   $  491,386
     38,000 Mirgor S.A. ADR(a,c).................................      133,000
     40,000 Mirgor S.A. ADR(a)...................................      140,000
      9,000 Telecom Argentina S.A. ADR...........................      321,750
      6,000 Telefonica de Argentina S.A. ADR.....................      223,500
     37,000 Transportadora de Gas del Sur S.A. ADR...............      413,938
                                                                   -----------
                                                                     1,723,574
                                                                   -----------
            BRAZIL - 7.9%
     29,500 Aracruz Celulose S.A. ADR............................      424,063
  2,402,000 Brasmotor S.A. PN....................................      236,746
     15,000 Companhia Vale do Rio Doce ADR.......................      301,742
    750,000 Dixie Toga S.A. Preferred(a).........................      383,047
     22,000 Elevadores Atlas S.A. ...............................      266,117
    800,000 Inds Klabin Papel E Celulose.........................      365,575
      9,000 Petrobras S.A. ADR...................................      210,479
    137,000 Rhodia-Ster S.A. GDR(a,c)............................      154,125
     40,000 Rhodia-Ster S.A. GDR.................................       45,000
      2,000 Telebras ADR.........................................      232,875
     40,000 Usiminas ADR(a,c)....................................      220,000
      9,000 Usiminas ADR.........................................       49,500
                                                                   -----------
                                                                     2,889,269
                                                                   -----------
            CHILE - 1.0%
     21,000 Empresa Nacional Electricidad S.A. ADR...............      371,438
                                                                   -----------
            CHINA - 1.9%
  1,264,000 Harbin Power Equipment Co., Ltd., Class H............      153,331
  1,190,000 Jingwei Textile Machinery Co., Ltd., Class H.........      116,712
    528,000 Northeast Electrical Transmission & Transformation
             Machinery Manufacturing Co., Ltd., Class H..........       59,961

                                                                        Value
   Shares                                                             (Note A1)
--------------------------------------------------------------------------------

            CHINA (CONTINUED)
     24,000 Shandong Huaneng Power Co., Ltd. ADR...................  $   165,000
    300,000 Shanghai Haixing Shipping Co., Class H(a)..............       76,654
    734,000 Shanghai Petrochemical Co., Ltd., Class H..............      114,613
                                                                     -----------
                                                                         686,271
                                                                     -----------
            COLOMBIA - 1.4%
      7,500 Banco Ganadero S.A. ADR................................      180,000
     25,000 Banco Industrial Colombiano SP ADR.....................      350,000
                                                                     -----------
                                                                         530,000
                                                                     -----------
            CROATIA - 1.4%
      3,000 Pliva GDR..............................................       49,725
     28,500 Pliva GDR(c)...........................................      473,359
                                                                     -----------
                                                                         523,084
                                                                     -----------
            CZECH REPUBLIC - 6.1%
      7,000 CKD Praha Holding A.S.(a)..............................      232,625
      6,000 Ceske Energeticke Zavody A.S.(a).......................      196,792
      5,000 Deza Valasske Mezirici A.S. ...........................      346,772
     24,500 Komercni Banka A.S. ADR................................      294,000
     23,000 Komercni Banka A.S. GDR(c).............................      276,000
      4,500 Metrostav A.S.(a)......................................      273,082
      1,900 SPT Telecom A.S.(a)....................................      203,150
     22,500 Skoda Plzen A.S. ......................................      397,919
                                                                     -----------
                                                                       2,220,340
                                                                     -----------
            ECUADOR - 1.1%
      1,200 La Cemento Nacional GDR(c).............................      249,600
        700 La Cemento Nacional GDR................................      145,600
                                                                     -----------
                                                                         395,200
                                                                     -----------
            GREECE - 1.2%
     20,600 Hellenic Telecommunication Organization S.A. ..........      422,066
                                                                     -----------

 Portfolio of Investments
 December 31, 1997

The accompanying notes are an integral part of the financial statements.

                                                                        Value
   Shares                                                             (Note A1)
--------------------------------------------------------------------------------
            Common Stocks (continued)
            HONG KONG - 6.3%
  1,070,000 Cafe De Coral Holdings Ltd. ...........................  $   233,359
    231,000 Cathay Pacific Airways.................................      187,805
     33,000 Cheung Kong Holdings Ltd. .............................      216,125
    340,468 Dairy Farm International Holdings Ltd. ................      367,705
    496,000 Giordano International Ltd. ...........................      171,222
     71,000 Guoco Group Ltd. ......................................      173,629
     95,000 Hopewell Holdings Ltd. ................................       23,661
     42,000 Hutchison Whampoa Ltd. ................................      263,415
     35,038 Jardine Matheson Holdings Ltd. ........................      178,694
     81,000 Jardine Strategic Holdings Ltd. .......................      213,840
    192,000 Pacific Ports Company Ltd.(a)..........................       35,184
  1,079,000 Techtronic Industries Co. .............................      250,639
                                                                     -----------
                                                                       2,315,278
                                                                     -----------
            HUNGARY - 3.4%
      6,000 BorsodChem Rt. ........................................      216,518
      8,300 EGIS Rt. ..............................................      520,899
      2,200 Graboplast Rt. ........................................      116,496
     15,000 Matav Rt. ADR(a).......................................      390,000
                                                                     -----------
                                                                       1,243,913
                                                                     -----------
            INDIA - 5.4%
     20,000 BSES Ltd. GDR(c).......................................      350,000
    190,000 Crompton Greaves GDR(c)................................      304,000
     41,600 India Cements Ltd. GDR(c)..............................       55,120
     85,000 India Cements Ltd. GDR.................................      112,625
    120,000 Indian Aluminum Co. Ltd. GDR(c)........................      240,000
      5,000 Larsen & Toubro Ltd. GDR...............................       55,500
     28,500 Larsen & Toubro Ltd. GDR(c)............................      316,350
     25,000 Reliance Industries GDR(c).............................      211,048

                                                                      Value
   Shares                                                           (Note A1)
------------------------------------------------------------------------------

            INDIA (CONTINUED)
     19,600 Tata Engineering and Locomotive Co.(c)...............  $   163,366
     80,000 Videocon International Ltd.(c).......................       60,000
    137,000 Videocon International Ltd. GDR......................      102,750
                                                                   -----------
                                                                     1,970,759
                                                                   -----------
            INDONESIA - 2.9%
  2,000,000 PT Ciputra Development ..............................       90,909
    673,000 PT Indah Kiat Pulp & Paper Corp......................      119,305
     27,200 PT Indah Kiat Pulp & Paper Corp., Warrants expiring
             7/11/02(a)..........................................        1,063
    330,000 PT Indorama Synthetics (a)...........................      147,000
     10,600 PT Indosat ADR.......................................      204,713
    710,500 PT Kalbe Farma.......................................      125,952
    573,900 PT Pabrik Kertas Tjiwi Kimia.........................      140,865
     32,000 PT Pabrik Kertas Tjiwi Kimia, Warrants expiring
             7/15/02(a)..........................................        1,862
  5,290,000 PT Semen Cibinong (Foreign)(b).......................      240,455
                                                                   -----------
                                                                     1,072,124
                                                                   -----------
            MALAYSIA - 4.4%
    100,000 Malakoff Bhd.........................................      208,253
    100,000 Malayan Banking Bhd..................................      290,525
    130,000 O.Y.L. Industries Bhd................................      304,152
    530,000 Road Builder (M) Hldgs Bhd...........................      340,661
    100,000 Telekom Malaysia Bhd.................................      295,668
    535,000 Tractors Malaysia Holdings Bhd.......................      176,064
                                                                   -----------
                                                                     1,615,323
                                                                   -----------
            MEXICO - 4.0%
     85,000 Altos Hornos de Mexico S.A.(a).......................      196,154
     25,700 Cemex S.A. de C.V.(a)................................      116,702
     24,000 Elamex S.A. de C.V.(a)...............................      180,000

 Portfolio of Investments
 December 31, 1997

The accompanying notes are an integral part of the financial statements.

                                                                      Value
   Shares                                                           (Note A1)
------------------------------------------------------------------------------

            Common Stocks (continued)
            MEXICO (CONTINUED)
    250,000 Grupo Herdez S.A., Series B..........................  $   210,918
      3,500 Telefonos de Mexico S.A., Class L, ADR...............      196,219
     95,000 Transportacion Martima Mexicana S.A. de C.V., Class
             A, ADR(a)...........................................      581,875
                                                                   -----------
                                                                     1,481,868
                                                                   -----------
            PAKISTAN - 0.5%
      2,500 Pakistan Telecom Ltd. GDR(a,c).......................      188,900
                                                                   -----------
            PERU - 1.7%
     69,000 Banco Wiese ADR......................................      345,000
     21,900 Southern Peru Copper Corp. ..........................      292,913
                                                                   -----------
                                                                       637,913
                                                                   -----------
            PHILIPPINES - 3.5%
     48,000 Metropolitan Bank & Trust Co. .......................      322,963
  6,570,000 MRC Allied Industries, Inc.(a).......................      162,222
    185,200 Philippine National Bank(a)..........................      406,983
    586,700 Pilipino Telephone Corp.(a)..........................       65,189
  1,116,000 Primetown Property Group, Inc.(a)....................      151,556
  5,875,000 Republic Glass Holdings Corp.........................      165,370
                                                                   -----------
                                                                     1,274,283
                                                                   -----------
            POLAND - 4.6%
     16,000 Agros Holdings S.A., Class C(a)......................      331,348
     18,500 Bank Rozwoju Eksportu S.A. ..........................      383,121
    130,000 Mostostal-Export S.A. ...............................      328,226
     44,000 Polifarb Wroclaw S.A.(a).............................      208,454
     25,000 Stomil Olsztyn S.A. .................................      191,489
     16,397 Zaclady Metali Lekkich Kety(a).......................      251,188
                                                                   -----------
                                                                     1,693,826
                                                                   -----------

                                                                        Value
   Shares                                                             (Note A1)
--------------------------------------------------------------------------------

            PORTUGAL - 1.4%
     17,000 Banco Totta & Acores S.A., Class B.....................  $   333,811
      4,600 Electricidade de Portugal, S.A. ADR(a).................      178,250
                                                                     -----------
                                                                         512,061
                                                                     -----------
            ROMANIA - 0.8%
     27,000 Romcim Bucharest(a)....................................      305,706
                                                                     -----------
            RUSSIA - 9.5%
  3,685,000 Aviastar(a)............................................       89,361
    415,000 Bashkirenergo(a).......................................      224,100
     13,000 Chelyabinsk Metal(a)...................................      260,000
     32,000 Dalmore Product........................................      112,000
    200,000 Irkutskenergo..........................................       39,400
          1 Irkutskenergo RDC (Registered)(a)(c)...................       39,000
      5,000 Izhorskie Zavody(a)....................................      400,000
      2,400 Lukoil Holding Co. ADR.................................      220,380
      5,000 Magnitogorsky Ferrous(a)...............................      117,500
      2,000 Mosenergo ADR(a,c).....................................       74,774
  1,000,000 Novorossiysk Sea Shipping(a)...........................      300,000
     30,000 Nizhnovsvyazinform(a)..................................       97,500
     30,000 Norilsk Nickel(a)......................................      190,500
      2,000 Oskolcement(a,b).......................................      114,000
     24,000 Pervouralsky Novotrubny Factory(a).....................       69,000
     35,000 Primorsk Sea Shipping..................................      129,500
     60,000 Rostelekom(a)..........................................      213,000
      3,800 Samarasvyazinform Preferred(a).........................      199,500
     32,500 Surgutneftegaz ADR.....................................      333,287
      3,950 Verkhnyaya Salda Metal(a)..............................      266,724
                                                                     -----------
                                                                       3,489,526
                                                                     -----------
            SINGAPORE - 1.2%
     20,000 City Developments Ltd. ................................       92,774
    250,000 Osprey Maritime Ltd. ..................................      200,714
    119,000 Wing Tai Holdings Ltd. ................................      139,417
                                                                     -----------
                                                                         432,905
                                                                     -----------

 Portfolio of Investments
 December 31, 1997

The accompanying notes are an integral part of the financial statements.

                                                                        Value
   Shares                                                             (Note A1)
--------------------------------------------------------------------------------
            Common Stocks (continued)
            SLOVAKIA - 5.5%
     24,280 Drotovna A.S.(a).......................................  $   344,027
      9,500 Nafta Gbely A.S. ......................................      360,312
      5,000 Plastika Nitra A.S. ...................................       68,985
     39,000 Slovakofarma GDR(c)....................................      325,650
      8,395 Slovenske Energeticke Stroja(a)........................       66,083
     14,700 Slovnaft A.S. .........................................      391,749
     23,800 VSZ A.S. ..............................................      461,898
                                                                     -----------
                                                                       2,018,704
                                                                     -----------
            SLOVENIA - 1.0%
     20,500 SKB Banka GDR(c).......................................      363,875
                                                                     -----------
            SOUTH AFRICA - 3.3%
    285,000 Murray & Roberts Holdings Ltd. ........................      430,443
     10,000 Standard Bank Investment...............................      439,741
     71,000 Sappi Ltd. ............................................      357,444
                                                                     -----------
                                                                       1,227,628
                                                                     -----------
            SOUTH KOREA - 2.9%
     70,000 Cho Hung Bank Co., Ltd. ...............................      142,891
     28,000 Cho Hung Bank Co., Ltd. GDR(a).........................       42,000
     13,750 Hyundai Motor Co., Ltd. ...............................      151,696
     31,000 Lg Cable & Machinery, Ltd.(a)..........................       97,847
      5,940 Pohang Iron & Steel Co., Ltd. (b)......................      168,091
      3,400 Samsung Electronics GDR................................       77,027
      3,428 Samsung Electronics GDR(a,c)...........................       47,974
     42,000 Sk Telecom Co., Ltd. ADR...............................      273,000
     18,000 Ssangyong Oil Refining Co., Ltd. ......................       76,142
                                                                     -----------
                                                                       1,076,668
                                                                     -----------
            THAILAND - 1.8%
     98,300 Bankok Bank Public Co. Ltd. 12/31/98 SEC...............      244,984
    123,947 Land & House Public Co., Ltd. (Foreign)................       24,712

                                                                       Value
   Shares                                                            (Note A1)
-------------------------------------------------------------------------------

            THAILAND (CONTINUED)
    156,600 Pharta Thanakit Public Company Ltd. (Foreign).........  $    87,000
     11,000 Siam Cement Public Company Ltd. (Foreign).............       86,812
    125,000 Thai Farmer's Bank Public Co., Ltd. 12/31/98 SEC......      227,155
                                                                    -----------
                                                                        670,663
                                                                    -----------
            TURKEY - 3.6%
  4,500,000 Cimsa Cimento Sanayi Ve Ticaret A.S. .................      244,270
  4,250,000 Kartonsan Karton Sanayi Ve Ticaret A.S. ..............      261,460
    550,000 Netas Telekomunik A.S.(a).............................      199,034
  4,640,000 Tat Konserve Sanayii A.S. ............................      219,407
 10,000,000 Yapi Ve Kredi Bankasi A.S. ...........................      381,182
                                                                    -----------
                                                                      1,305,353
                                                                    -----------
            VENEZUELA - 1.8%
     50,000 Mavesa, S.A. ADR......................................      318,750
     84,000 Siderurgica Venezolana Sivensa ADR....................      351,464
                                                                    -----------
                                                                        670,214
                                                                    -----------
            TOTAL -- COMMON STOCKS
             (Cost $44,784,537)...................................   35,328,732
                                                                    ===========

 Portfolio of Investments
 December 31, 1997

The accompanying notes are an integral part of the financial statements.

   Face
  Amount  Maturity Discount                                            Value
  (000)     Date    Rate                                             (Note A1)
--------------------------------------------------------------------------------
          Government Obligations - 6.7%
          U.S. TREASURY BILLS - 6.7%
     $300 1/08/98, 4.98%..........................................  $   299,710
      192 1/22/98, 4.96%..........................................      191,444
        8 1/29/98, 5.06%..........................................        7,968
       84 2/05/98, 4.20%..........................................       83,466
      182 2/12/98, 5.11%..........................................      180,956
      232 2/19/98, 5.14%..........................................      230,441
      526 2/26/98, 5.04%..........................................      521,869
      579 3/12/98, 5.06%..........................................      573,362
       60 3/19/98, 5.08%..........................................       59,349
      323 3/26/98, 5.24%..........................................      319,195
                                                                    -----------
          TOTAL -- U.S. GOVERNMENT OBLIGATIONS
           (Cost $2,467,727).......................................   2,467,760
                                                                    -----------
          TOTAL INVESTMENTS -- 102.9%
           (Cost $47,252,264)......................................  37,796,492
          Other Assets and Liabilities (Net) -- (2.9%).............  (1,076,281)
                                                                    -----------
          NET ASSETS -- 100%....................................... $36,720,211
                                                                    ===========

 (a) Non-income producing securities.
 (b) Fair valued securities - See Note A-1. Total market value of fair valued securities owned at December 31, 1997 was $522,546 or 1.4% of net assets.
 (c) 144A Security - Certain conditions for public sale may exist.
ADR  American Depositary Receipt.
GDR  Global Depositary Receipt.
RDC Russian Depositary Certificate - The Russian Depositary Certificates represent fractional undivided interests in Sub-Trusts of the Russian Depositary Trust, a unit established under the laws of the Cayman Islands. Each Sub-Trust has a specific number of shares of stock of a designated company organized under the laws of the Russian Federation. The accompanying portfolio designates the shares of stock in each Sub-Trust whose values are based upon the closing prices of the underlying shares in such Sub-Trust.
SEC  Share Entitlement Certificate.

                             SECTOR DIVERSIFICATION

                                                             % of
                                                             Net      Market
                                                            Assets     Value
                                                            ------  -----------
Capital Equipment..........................................  12.3   $ 4,516,094
Consumer Goods.............................................   9.2     3,354,168
Diversified Operations.....................................   3.8     1,411,644
Energy.....................................................   8.9     3,253,755
Finance....................................................  17.3     6,364,577
Materials..................................................  26.2     9,616,902
Services...................................................  15.7     5,752,125
Technology.................................................   1.7       638,575
Treasury Obligations.......................................   6.7     2,467,760
Utilities..................................................   1.1       420,892
                                                            -----   -----------
  Total Investments........................................ 102.9   $37,796,492
Other Assets and Liabilities (Net).........................  (2.9)   (1,076,281)
                                                            -----   -----------
  Net Assets............................................... 100.0   $36,720,211
                                                            =====   ===========

 STATEMENTS OF ASSETS AND LIABILITIES

 December 31, 1997

                                                                    Emerging
                                                    International    Markets
                                                        Fund          Fund
                                                    -------------  -----------
ASSETS:
Investments, at Cost--see accompanying
 portfolios.......................................  $206,280,415   $47,252,264
                                                    ============   ===========
Investments, at Value (Note A1)...................  $185,399,237   $37,796,492
Dividends Receivable..............................       268,929        37,027
Receivable for Fund Shares Sold...................     1,010,000       298,980
Receivable for Investments Sold...................     2,146,622     2,859,259
Receivable from Investment Adviser (Note B).......            --        12,834
Deferred Organization Costs (Note A5).............        40,294        40,319
Other Assets......................................         7,596         4,108
                                                    ------------   -----------
 Total Assets.....................................   188,872,678    41,049,019
                                                    ------------   -----------
LIABILITIES:
Payable for Investments Purchased.................       919,251     2,404,503
Payable for Fund Shares Redeemed..................            --       517,821
Net Unrealized Loss on Foreign Currency Contracts
 (Note A3)........................................            --         3,810
Overdraft Payable.................................     1,033,022     1,270,459
Management Fees Payable...........................        48,609            --
Administration Fees Payable.......................        20,354         5,176
Custodian Fees Payable............................       209,197        91,045
Professional Fees Payable.........................        15,499        15,499
Accrued Expenses and Other Liabilities............        67,891        20,495
                                                    ------------   -----------
 Total Liabilities................................     2,313,823     4,328,808
                                                    ------------   -----------
NET ASSETS........................................  $186,558,855   $36,720,211
                                                    ============   ===========
NET ASSETS CONSIST OF:
Paid-in Capital...................................  $206,594,633   $46,655,866
Undistributed (Distributions in Excess of) Net
 Investment Income................................       (15,225)        4,734
Accumulated Net Realized Gain (Loss)..............       870,636      (483,990)
Unrealized Depreciation of Investments and Foreign
 Currency Translations............................   (20,891,189)   (9,456,399)
                                                    ------------   -----------
NET ASSETS........................................  $186,558,855   $36,720,211
                                                    ============   ===========
Shares of Beneficial Interest Outstanding
 (unlimited authorization, no par value)..........    19,050,977     4,319,784
                                                    ============   ===========
NET ASSET VALUE PER SHARE.........................  $       9.79   $      8.50
                                                    ============   ===========

The accompanying notes are an integral part of the financial statements.

 STATEMENTS OF OPERATIONS

 Year Ended December 31, 1997

                                                                   Emerging
                                                   International    Markets
                                                       Fund          Fund
                                                   -------------  -----------
INVESTMENT INCOME:
Dividends......................................... $  2,436,285   $   389,051
Interest..........................................      700,138       188,071
Less: Foreign Taxes Withheld......................     (274,606)      (23,627)
                                                   ------------   -----------
 Total Income.....................................    2,861,817       553,495
                                                   ------------   -----------
EXPENSES:
Investment Advisory Fees (Note B):
 Basic Fees.......................................      756,296       211,273
 Less: Fees Waived................................     (232,426)     (113,120)
                                                   ------------   -----------
Investment Advisory Fees--Net.....................      523,870        98,153
Administration Fees...............................      139,285        41,437
Custodian Fees....................................      244,971       113,567
Professional Fees.................................       31,574        31,574
Registration and Filing Fees......................       97,461        33,261
Shareholder Reports...............................        8,625         8,625
Trustees' Fees and Expenses (Note E)..............        6,312         6,312
Amortization of Organization Costs (Note A5)......        9,839         9,814
Miscellaneous Expenses............................        6,559         4,627
                                                   ------------   -----------
 Total Expenses...................................    1,068,496       347,370
                                                   ------------   -----------
Expenses Reimbursed by Investment Adviser (Note
 B)...............................................      (59,242)      (30,659)
                                                   ------------   -----------
Net Expenses......................................    1,009,254       316,711
                                                   ------------   -----------
NET INVESTMENT INCOME.............................    1,852,563       236,784
                                                   ------------   -----------
NET REALIZED GAIN (LOSS):
Security Transactions.............................    2,722,096      (410,898)
Foreign Currency Transactions.....................     (350,740)       76,166
                                                   ------------   -----------
 Net Realized Gain (Loss).........................    2,371,356      (334,732)
                                                   ------------   -----------
NET UNREALIZED DEPRECIATION ON:
Investments.......................................  (20,881,178)   (9,455,772)
Foreign Currency Translations.....................      (10,011)         (627)
                                                   ------------   -----------
 Net Unrealized Depreciation......................  (20,891,189)   (9,456,399)
                                                   ------------   -----------
NET REALIZED AND UNREALIZED LOSS..................  (18,519,833)   (9,791,131)
                                                   ------------   -----------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS....................................... $(16,667,270)  $(9,554,347)
                                                   ============   ===========

The accompanying notes are an integral part of the financial statements.

 STATEMENTS OF CHANGES IN NET ASSETS

                                   International Fund                 Emerging Markets Fund
                          ------------------------------------ ------------------------------------
                             Year Ended        Period Ended       Year Ended        Period Ended
                          December 31, 1997 December 31, 1996* December 31, 1997 December 31, 1996*
                          ----------------- ------------------ ----------------- ------------------
INCREASE IN NET ASSETS:
OPERATIONS:
Net Investment Income...    $  1,852,563        $      412        $   236,784        $      412
Net Realized Gain
 (Loss).................       2,371,356                --           (334,732)               --
Net Unrealized Deprecia-
 tion...................     (20,891,189)               --         (9,456,399)               --
                            ------------        ----------        -----------        ----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........     (16,667,270)              412         (9,554,347)              412
                            ------------        ----------        -----------        ----------
DISTRIBUTIONS:
Net Investment Income...      (1,512,675)               --           (319,047)               --
In Excess of Net Invest-
 ment Income............         (15,225)               --                 --                --
Capital Gains...........      (1,851,460)               --            (73,128)               --
                            ------------        ----------        -----------        ----------
 Total Distributions....      (3,379,360)               --           (392,175)               --
                            ------------        ----------        -----------        ----------
CAPITAL SHARE TRANSAC-
 TIONS (NOTE G):
Proceeds from Shares
 Sold...................     198,341,640         4,244,847         42,364,916         5,181,548
Net Asset Value of
 Shares Reinvested......       3,160,738                --            217,646                --
Cost of Shares Re-
 deemed.................          (6,001)               --         (1,455,689)               --
Transaction Fees........         813,273                --            307,324                --
                            ------------        ----------        -----------        ----------
Increase in Net Assets
 from Capital Share
 Transactions...........     202,309,650         4,244,847         41,434,197         5,181,548
                            ------------        ----------        -----------        ----------
Net Increase in Net As-
 sets...................     182,263,020         4,245,259         31,487,675         5,181,960
NET ASSETS:
 Beginning of Period....       4,295,835            50,576          5,232,536            50,576
                            ------------        ----------        -----------        ----------
 End of Period..........    $186,558,855        $4,295,835        $36,720,211        $5,232,536
                            ============        ==========        ===========        ==========
Undistributed
 (Distributions in
 Excess of) Net
 Investment Income
 Included in End of
 Period Net Assets......    $    (15,225)       $    1,013        $     4,734        $    1,013
                            ============        ==========        ===========        ==========

--------------------------
 * The Fund commenced operations on December 30, 1996.

The accompanying notes are an integral part of the financial statements.

 FINANCIAL HIGHLIGHTS

 For a Share Outstanding Throughout Each Period

                                   International Fund                   Emerging Markets Fund
                          ------------------------------------- -------------------------------------
                             Year Ended        Period Ended        Year Ended        Period Ended
                          December 31, 1997 December 31, 1996*+ December 31, 1997 December 31, 1996*+
                          ----------------- ------------------- ----------------- -------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........      $  10.12            $ 10.12            $ 10.12            $ 10.12
INCOME FROM INVESTMENT
 OPERATIONS:
Net Investment Income...          0.10                 --               0.05                 --
Net Realized and
 Unrealized Loss .......         (0.25)                --              (1.58)                --
                              --------            -------            -------            -------
 Total from Investment
  Operations............         (0.15)                --              (1.53)                --
                              --------            -------            -------            -------
LESS DISTRIBUTIONS FROM:
Net Investment Income...         (0.08)                --              (0.07)                --
In Excess of Net Invest-
 ment Income............            -- ++              --                 --                 --
Capital Gains...........         (0.10)                --              (0.02)                --
                              --------            -------            -------            -------
 Total Distributions....         (0.18)                --              (0.09)                --
                              --------            -------            -------            -------
Net Asset Value, End of
 Period.................      $   9.79            $ 10.12            $  8.50            $ 10.12
                              ========            =======            =======            =======
TOTAL RETURN............         (1.46)%             0.00 %           (15.11)%             0.00 %
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Pe-
 riod (in Thousands)....      $186,559            $ 4,296            $36,720            $ 5,233
RATIO OF EXPENSES TO AV-
 ERAGE NET ASSETS(1)....          1.00 %             1.00 %**           1.50 %             1.50 %**
Ratio of Net Investment
 Income to Average Net
 Assets(1)..............          1.84 %             3.50 %**           1.12 %             2.87 %**
Portfolio Turnover
 Rate...................            14 %                0 %               15 %                0 %
Average Commission Rate
 Per Share..............      $ 0.0078            $0.0000            $0.0034            $0.0000
 As a Percentage of
  Trade Amount..........          0.36 %               --               0.62 %               --

--------------------------
(1) Effect of voluntary expense limitation
    during the period:
  Ratio of Expenses to
   Average Net Assets...          1.29 %            77.13 %**           2.18 %            65.28 %**
  Ratio of Net
   Investment Income
   (Loss) to Average Net
   Assets...............          1.55 %           (72.63)%**           0.44 %           (60.91)%**

 * The Fund commenced operations on December 30, 1996.
** Annualized.
 + The per share amounts for the two-day period ended December 31, 1996 are based on average outstanding shares.
++ Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

 NOTES TO FINANCIAL STATEMENTS

 December 31, 1997

Hansberger Institutional Series (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1997, the Trust was comprised of two separate active, diversified portfolios (individually re-ferred to as a "Fund," collectively as the "Funds"). The International Fund and the Emerging Markets Fund, each a Fund of the Trust, commenced operations on December 30, 1996.

The International Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States, including developing countries. The Emerging Markets Fund seeks to achieve long-term capital growth through a pol-icy of investing primarily in publicly traded equity securities of companies located in emerging markets.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment compa-nies. Such policies are consistently followed by the Trust in the preparation of the financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could dif-fer from those estimates.

 1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are val-ued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted se-curities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt secu-rities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including re-stricted securities and unlisted foreign securities, are valued at fair value as determined in good faith by the Board of Trustees, although the ac-tual calculations may be done by others.

 The Funds' investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than in a developed market. Risks as-sociated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds' investments and income generated by these investments, as well as the Funds' ability to repatriate such amounts.

 2. FOREIGN CURRENCY TRANSLATION: The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and lia-bilities denominated in a foreign currency are translated into U.S. dollars at the foreign currency exchange rates applicable on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transac-tions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities trans-actions and the difference between the amount of net investment income ac-crued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segre-gated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

 3. FORWARD CURRENCY EXCHANGE CONTRACTS: The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio secu-rities. A forward currency contract is an agreement between two parties to purchase and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency ex-change rates applicable on that day. Forward currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as deemed appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward cur-rency contract is extinguished, either by delivering the currency or by en-tering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

 4. TAXES: It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

 5. ORGANIZATIONAL COSTS: The organizational costs of the Funds are being am-ortized on a straight-line basis over a period of five years beginning with each Fund's commencement of operations. Hansberger Global Investors, Inc. has agreed that in the event any of its initial shares in a Fund are re-deemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

 6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from for-eign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of rea-sonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly at-tributed to a particular Fund. Expenses that cannot be directly attributed are apportioned among the Funds based upon relative net assets. Distribu-tions to shareholders are recorded on the ex-date. Income and capital gain distributions are determined in accordance with U.S. federal income tax reg-ulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for organizational expenses.

 Permanent book and tax basis differences relating to shareholder distribu-tions will result in reclassifications to paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on invest-ments and foreign currency transactions. Undistributed net investment income
 (loss) and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period.

 For the year ended December 31, 1997, the Funds reclassified the following amounts:

                                            UNDISTRIBUTED  ACCUMULATED
                                            NET INVESTMENT NET REALIZED PAID-IN
                                            INCOME (LOSS)  GAIN (LOSS)  CAPITAL
                                            -------------- ------------ -------
  International Fund.......................   $(340,901)     $350,740   $(9,839)
  Emerging Markets Fund....................      85,984       (76,130)   (9,854)

 Distributions in excess of tax basis earnings and profits will be reported in the Fund's financial statements as a return of capital. Furthermore, dif-ferences in the recognition or classification of income between the finan-cial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distribu-tions in excess of net investment income or in excess of accumulated net re-alized gains.

 Permanent book and tax basis differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net in-vestment income per share in the Financial Highlights.

B. ADVISER: Hansberger Global Investors, Inc. (the "Adviser") provides each Fund with investment advisory services pursuant to an investment advisory agree-ment at a monthly fee calculated at the annual rate of 0.75% and 1.00% of aver-age daily net assets of the International Fund and the Emerging Markets Fund, respectively. The Adviser has voluntarily agreed to reduce advisory fees pay-able to it and to reimburse the Funds, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios of 1.00% for the International Fund and 1.50% for the Emerging Markets Fund. The Adviser, at its discretion, may revise or discon-tinue the voluntary fee waivers and reimbursements at any time.

C. ADMINISTRATOR: Chase Global Funds Services Company (the "Administrator" or "CGFSC"), a subsidiary of The Chase Manhattan Bank, provides the Trust with ad-ministrative, dividend disbursing and transfer agent services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement, the Trust pays the Administrator a monthly fee in proportion to the Funds' combined average daily net assets at the following annual rate: 0.12% of the first $500 million of average daily net assets, 0.08% for the next $500 million of average daily net assets, and 0.06% for average daily net assets over $1 billion. Certain em-ployees of CGFSC are officers of the Fund.

D. CUSTODIAN: The Chase Manhattan Bank serves as the Trust's custodian in ac-cordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an ac-count maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. TRUSTEE FEES: The Trust pays each Trustee, who is not also an officer or af-filiated person, an annual fee plus travel and other expenses incurred in at-tending board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees.

Expenses for the year ended December 31, 1997 include legal fees paid to Mor-gan, Lewis & Bockius LLP. A partner of that firm is a Trustee to the Trust.

F. PURCHASES AND SALES: For the year ended December 31, 1997, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were as follows:

Fund                                                     Purchases      Sales
----                                                    ------------ -----------
International Fund..................................... $203,212,617 $12,084,361
Emerging Markets Fund..................................   47,808,338   2,611,254

There were no purchases or sales of long-term U.S. Government securities during the year ended December 31, 1997.

G. CAPITAL SHARE TRANSACTIONS: Transactions in fund shares for the periods in-dicated below were as follows:

                                      International Fund  Emerging Markets Fund
                                      ------------------- ----------------------
                                         Year     Period     Year       Period
                                        Ended     Ended      Ended      Ended
                                       12/31/97  12/31/96  12/31/97    12/31/96
                                      ---------- -------- ----------- ----------
 Shares sold........................  18,303,555 424,451    3,945,128   517,011
 Shares issued on reinvestment of
  distributions.....................     323,501      --       25,943        --
 Shares repurchased.................         530      --      168,298        --
                                      ---------- -------  ----------- ---------
 Increase (decrease)................  18,626,526 424,451    3,802,773   517,011
 Fund shares:
 Beginning of period................     424,451      --      517,011        --
                                      ---------- -------  ----------- ---------
 End of period......................  19,050,977 424,451    4,319,784   517,011

Effective April 15, 1997, new shareholders are charged a transaction fee in connection with each purchase and redemption of shares of each fund. The trans-action fee is 0.50% for the International Fund and 1.00% for the Emerging Mar-kets Fund. The transaction fee is not a sales charge and is retained by the Funds. The fee does not apply to and is not charged in connection with ex-changes from one Fund to another, certain insignificant transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previously purchased shares that were not subject to the transaction fee.

H. OTHER: At December 31, 1997, cost, unrealized appreciation, unrealized (de-preciation), and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were as follows:

                                                                       Net
                                                                    Unrealized
                                       Unrealized    Unrealized    Appreciation
          Fund               Cost     Appreciation (Depreciation) (Depreciation)
          ----           ------------ ------------ -------------- --------------
International Fund...... $206,280,415 $12,857,677   $(33,738,855)  $(20,881,178)
Emerging Markets Fund...   47,252,264   2,094,097    (11,549,869)    (9,455,772)

From time to time, certain Funds of the Trust have shareholders that hold a significant portion of a Fund's outstanding shares. Investment activities of these shareholders could have a material impact on those Funds.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of Hansberger Institutional Series:

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Hansberger Institutional Series, a Massachusetts Business Trust (comprising, respectively, the International Fund and the Emerging Markets Fund) as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Hansberger Institutional Series as of December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

                                      Arthur Andersen LLP

Boston, Massachusetts
February 6, 1998

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

  For the year ended December 31, 1997, the Funds expect to pass through to shareholders foreign tax credits of approximately $275,000 and $21,000 for the International Fund and Emerging Markets Fund, respectively. In addition, for the year ended December 31, 1997, gross income derived from sources within foreign countries amounted to $2,441,000 and $391,000 for the International Fund and Emerging Markets Fund, respectively.